Exhibit 99.1
THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended			% Change 9/30/05 vs.
		(Restated)	(Restated)	(Annualized)
	9/30/05	6/30/05	9/30/04	6/30/05	9/30/04
TOTAL REVENUE (1)
GAAP	$120,017	$152,756	$140,350	(85.0)%	(14.5)%
Operating (2)	138,636	132,729	124,268	17.7	11.6

EARNINGS
GAAP earnings	$21,090	$42,712	$42,571	(200.8)%	(50.5)%
Operating earnings	34,113	32,513	34,634	19.5	(1.5)
Cash operating earnings	35,749	33,958	35,921	20.9	(0.5)

DILUTED SHARE DATA
Average common shares outstanding	75,414,866	74,421,103	70,342,922	5.3%	7.2%
GAAP earnings	$0.28	$0.57	$0.61	(201.8)	(54.1)
Operating earnings	0.45	0.44	0.49	9.0	(8.2)
Cash operating earnings	0.47	0.46	0.51	8.6	(7.8)

PERFORMANCE RATIOS (Annualized)
RETURN ON AVERAGE ASSETS:
GAAP earnings	0.56%	1.15%	1.29%
Operating earnings	0.91	0.88	1.05
Cash operating earnings on average tangible assets	1.00	0.96	1.13

RETURN ON AVERAGE EQUITY:
GAAP earnings	5.55	11.81	13.22
Operating earnings	8.97	8.99	10.75
Cash operating earnings on average tangible equity	17.38	17.14	19.58

NET INTEREST MARGIN:
Tax equivalent	3.10	3.09	3.10
Excluding reclassification for interest rate swaps (5)	3.17	3.19	3.34

NONINTEREST INCOME AS A % OF TOTAL REVENUE(3):
GAAP	13.69	33.04	34.39
Operating (2)	24.13	21.88	24.97
Operating, excluding reclassification for swaps (5)	22.41	19.22	19.13

EFFICIENCY RATIOS (4):
GAAP	67.52	52.07	49.77
Operating (2)	57.31	55.17	51.66
Cash operating (2)	55.62	53.55	50.18

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

(5)	See Appendix A, page 2 for reconciliation. Calculated excluding the net cash settlement of interest rate swaps.
Supplemental financial information may be found in the Investor Relations section of TSFG’s web site: www.thesouthgroup.com.

Financial Highlights, 1

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

	Nine Months Ended
		(Restated)
	9/30/05	9/30/04	% Change
TOTAL REVENUE (1)
GAAP	$384,293	$344,512	11.5%
Operating (2)	399,475	330,400	20.9

EARNINGS
GAAP earnings	$86,218	$96,114	(10.3)%
Operating earnings	99,293	91,149	8.9
Cash operating earnings	103,584	94,067	10.1

DILUTED SHARE DATA
Average common shares outstanding	74,294,427	64,019,889	16.0%
GAAP earnings	$1.16	$1.50	(22.7)
Operating earnings	1.34	1.42	(5.6)
Cash operating earnings	1.39	1.47	(5.4)

PERFORMANCE RATIOS (Annualized)
RETURN ON AVERAGE ASSETS:
GAAP earnings	0.78%	1.10%
Operating earnings	0.90	1.04
Cash operating earnings on average tangible assets	0.98	1.11

RETURN ON AVERAGE EQUITY:
GAAP earnings	7.94	11.78
Operating earnings	9.15	11.17
Cash operating earnings on average tangible equity	17.35	18.72

NET INTEREST MARGIN:
Tax equivalent	3.11	3.03
Excluding reclassification for interest rate swaps (5)	3.21	3.30

NONINTEREST INCOME AS A % OF TOTAL REVENUE (3):
GAAP	20.86	30.71
Operating (2)	22.79	26.80
Operating, excluding reclassification for interest rate swaps (5)	20.12	20.30

EFFICIENCY RATIOS (4):
GAAP	59.09	52.71
Operating (2)	54.99	51.68
Cash operating (2)	53.41	50.40

(1)	The sum of net interest income and noninterest income.

(2)	Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

(5)	See Appendix A, page 2 for reconciliation. Calculated excluding the net cash settlement of interest rate swaps.
Supplemental financial information may be found in the Investor Relations section of TSFG’s web site: www.thesouthgroup.com.

Financial Highlights, 2

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended			% Change 9/30/05 vs.
		(Restated)	(Restated)	(Annualized)
	9/30/05	6/30/05	9/30/04	6/30/05	9/30/04

RECONCILIATION OF GAAP TO NON-GAAP MEASURES
NET INCOME, AS REPORTED (GAAP)	$21,090	$42,712	$42,571	(200.8)%	(50.5)%
Non-operating items:
Change in fair value of interest rate swaps	16,240	(22,277)	(16,924)
Loss (gain) on sale of available for sale securities	1,032	1,503	(678)
(Gain) loss on equity investments	(254)	(650)	367
Employment contract payments	144	222	174
Merger-related costs	981	2,194	5,487
Impairment from write-down of assets	—	917	—
Loss on early extinguishment of debt	462	2,981	—
Related income taxes	(5,582)	4,911	3,472
Discontinued operations, net of income tax	—	—	165

OPERATING EARNINGS (net income, excluding non-operating items)	34,113	32,513	34,634	19.5	(1.5)
Add: Amortization of intangibles, net of income tax	1,636	1,445	1,287

CASH OPERATING EARNINGS (net income, excluding non-operating items and amortization of intangibles)	$35,749	$33,958	$35,921	20.9	(0.5)

	Nine Months Ended
		(Restated)
	9/30/05	9/30/04	% Change

RECONCILIATION OF GAAP TO NON-GAAP MEASURES
NET INCOME, AS REPORTED (GAAP)	$86,218	$96,114	(10.3)%
Non-operating items:
Change in fair value of interest rate swaps	11,172	(4,933)
Loss (gain) on sale of available for sale securities	2,301	(6,499)
Gain on equity investments	(2,615)	(3,456)
Gain on disposition of assets and liabilities	—	(2,350)
Employment contract payments	329	115
Merger-related costs	3,480	6,239
Impairment (recovery) from write-down of assets	917	(277)
Charitable contribution to foundation	683	—
Conservation grant of land	—	3,350
Loss on early extinguishment of debt	2,015	1,429
Related income taxes	(5,603)	1,252
Discontinued operations, net of income tax	396	165

OPERATING EARNINGS (net income, excluding non-operating items)	99,293	91,149	8.9
Add: Amortization of intangibles, net of income tax	4,291	2,918

CASH OPERATING EARNINGS (net income, excluding non-operating items and amortization of intangibles)	$103,584	$94,067	10.1

Supplemental financial information may be found in the Investor Relations section of TSFG’s web site: www.thesouthgroup.com.
Financial Highlights, 3

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

							% Change 9/30/05 vs.
			(Restated)		(Restated)		(Annualized)
	9/30/05		6/30/05		9/30/04		6/30/05	9/30/04

CREDIT QUALITY
Nonaccrual loans — commercial(1)	$27,480		$34,616		$51,881			(47.0)%
Nonaccrual loans — consumer	2,929		3,323		2,239			30.8
Nonaccrual loans — mortgage	3,299		4,518		3,594			(8.2)
Restructured loans	—		—		—			—

Nonperforming loans	33,708		42,457		57,714			(41.6)
Foreclosed property (other real estate owned and personal property repossessions)	11,839		12,618		8,859			33.6

Nonperforming assets	45,547		55,075		66,573			(31.6)

Nonperforming loans as a % of loans held for investment	0.36%		0.47%		0.72%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.49		0.61		0.83
Allowance for loan losses as a % of loans HFI	1.16		1.18		1.21
Allowance for loan losses to nonperforming loans	3.19	x	2.49	x	1.67	x
Impaired loans(1)	$20,674		$28,266		$51,881			(60.2)
Specific allowance for impaired loans	4,238		4,956		15,001			(71.7)
Loans past due 90 days or more (mortgage and consumer with interest accruing)	1,598		2,035		2,374			(32.7)
Net loan charge-offs:
Three months ended	7,024		6,823		9,715			(27.7)
Year to date	23,037		16,013		21,303
Average loans held for investment:
Three months ended	9,093,257		8,679,316		7,602,063
Year to date	8,681,649		8,472,434		6,523,832
Net loan charge-offs as a % of average loans held for investment (annualized):
Three months ended	0.31%		0.32%		0.51%
Year to date	0.35		0.38		0.44

CAPITAL RATIOS
Total risk-based capital	10.42		10.68		11.20
Tier 1 risk-based capital	8.86		9.07		9.49
Leverage ratio	7.20		7.12		7.49
Tangible equity to tangible assets	5.69		5.80		5.89

SHARE DATA
Book value per common share	$20.17		$20.40		$19.44		(4.5)%	3.8%
Tangible book value per common share	10.88		11.08		10.83		(7.2)	0.5
Shares outstanding	74,574,907		74,348,330		70,894,247		1.2	5.2

STOCK PERFORMANCE
Market price per share of common stock	$26.84		$28.42		$28.20		(22.1)%	(4.8)%
Indicated annual dividend	0.64		0.64		0.60		—	6.7
Dividend yield	2.38%		2.25%		2.13%
Price/book ratio	1.33	xx	1.39	xx	1.45	x
Market capitalization	$2,001,591		$2,112,980		$1,999,218		(20.9)	0.1

OPERATIONS DATA
Branch offices	171		167		153		9.5%	11.8%
ATMs	163		159		141		10.0	15.6
Employees (full-time equivalent)	2,573		2,554		2,324		3.0	10.7
Active internet banking customers	84,717		72,173		58,934		69.0	43.7

(1)	At September 30, 2005 and June 30, 2005, these credit quality indicators (nonaccrual loans — commercial and impaired loans) included $1.9 million and $5.5 million, respectively, in restructured loans.
Financial Highlights, 4

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

	Three Months Ended			% Change 9/30/05 vs.
		(Restated)	(Restated)	(Annualized)
	9/30/05	6/30/05	9/30/04	6/30/05	9/30/04

INCOME STATEMENT
Interest income (tax-equivalent)	$196,336	$186,298	$148,371	21.4%	32.3%
Interest expense	91,146	82,616	55,134	41.0	65.3

Net interest income (tax-equivalent)	105,190	103,682	93,237	5.8	12.8
Less: tax-equivalent adjustment	1,601	1,397	1,153	57.9	38.9

Net interest income	103,589	102,285	92,084	5.1	12.5
Provision for loan losses	8,853	9,944	9,440	(43.5)	(6.2)

Net interest income after provision for loan losses	94,736	92,341	82,644	10.3	14.6

NONINTEREST INCOME:
Customer fee income	15,112	12,751	11,736	73.5	28.8
Wealth management income	6,150	4,827	3,809	108.7	61.5
Mortgage banking income	2,087	2,140	1,514	(9.8)	37.8
Bank-owned life insurance	2,835	2,759	2,869	10.9	(1.2)
Merchant processing income	2,864	2,713	2,528	22.1	13.3
Gain (loss) on trading and certain derivative activities	403	(1,032)	1,150	551.7	(65.0)
Net cash settlement of interest rate swaps	2,377	3,534	7,259	(129.9)	(67.3)
Other	1,618	1,355	166	77.0	874.7

Operating noninterest income (noninterest income, excluding non-operating items)	33,446	29,047	31,031	60.1	7.8

Change in fair value of interest rate swaps	(16,240)	22,277	16,924	n/m	n/m
(Loss) gain on sale of available for sale securities	(1,032)	(1,503)	678	n/m	n/m
Gain (loss) on equity investments	254	650	(367)	n/m	n/m

Non-operating noninterest income (loss)	(17,018)	21,424	17,235	n/m	n/m

Total noninterest income	16,428	50,471	48,266	(267.6)	(66.0)

NONINTEREST EXPENSES:
Personnel expense	39,879	35,681	31,984	46.7	24.7
Occupancy	7,387	6,823	5,841	32.8	26.5
Furniture and equipment	5,779	6,023	5,670	(16.1)	1.9
Professional services	6,125	5,135	3,779	76.5	62.1
Merchant processing expense	2,327	2,211	1,984	20.8	17.3
Telecommunications	1,533	1,384	1,237	42.7	23.9
Amortization of intangibles	2,337	2,140	1,839	36.5	27.1
Other	14,081	13,824	11,863	7.4	18.7

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	79,448	73,221	64,197	33.7	23.8

Employment contract payments	144	222	174	n/m	n/m
Merger-related costs	981	2,194	5,487	n/m	n/m
Impairment from write-down of assets	—	917	—	n/m	n/m
Loss on early extinguishment of debt	462	2,981	—	n/m	n/m

Non-operating noninterest expenses	1,587	6,314	5,661	n/m	n/m

Total noninterest expenses	81,035	79,535	69,858	7.5	16.0

Income before income taxes and discontinued operations	30,129	63,277	61,052	(207.8)	(50.7)
Income tax expense	9,039	20,565	18,316	(222.4)	(50.6)
Discontinued operations, net of income tax	—	—	(165)	n/m	n/m

Net income	$21,090	$42,712	$42,571	(200.8)%	(50.5)%

SHARE DATA:
Net income per common share, basic	$0.28	$0.58	$0.62	(205.2)%	(54.8)%
Net income per common share, diluted	0.28	0.57	0.61	(201.8)	(54.1)
Cash dividends declared per common share	0.16	0.16	0.15	—	6.7
Average common shares outstanding, basic	74,272,867	73,083,009	68,635,847	6.5	8.2
Average common shares outstanding, diluted	75,414,866	74,421,103	70,342,922	5.3	7.2
Financial Highlights, 5

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

	Nine Months Ended
		(Restated)
	9/30/05	9/30/04	% Change

INCOME STATEMENT
Interest income (tax-equivalent)	$554,209	$385,319	43.8%
Interest expense	245,762	143,476	71.3

Net interest income (tax-equivalent)	308,447	241,843	27.5
Less: tax-equivalent adjustment	4,324	3,126	38.3

Net interest income	304,123	238,717	27.4
Provision for loan losses	29,759	24,158	23.2

Net interest income after provision for loan losses	274,364	214,559	27.9

NONINTEREST INCOME:
Customer fee income	38,786	31,828	21.9
Wealth management income	15,118	11,399	32.6
Mortgage banking income	5,714	4,694	21.7
Bank-owned life insurance	8,355	8,617	(3.0)
Merchant processing income	7,615	6,972	9.2
Gain on trading and certain derivative activities	275	2,133	(87.1)
Net cash settlement of interest rate swaps	10,648	21,496	(50.5)
Other	4,517	1,418	218.5

Operating noninterest income (noninterest income, excluding non-operating items)	91,028	88,557	2.8

Change in fair value of interest rate swaps	(11,172)	4,933	n/m
(Loss) gain on sale of available for sale securities	(2,301)	6,499	n/m
Gain on equity investments	2,615	3,456	n/m
Gain on disposition of assets and liabilities	—	2,350	n/m

Non-operating noninterest income (loss)	(10,858)	17,238	n/m

Total noninterest income	80,170	105,795	(24.2)

NONINTEREST EXPENSES:
Personnel expense	109,198	84,768	28.8
Occupancy	20,309	16,098	26.2
Furniture and equipment	17,335	15,175	14.2
Professional services	15,696	10,261	53.0
Merchant processing expense	6,170	5,453	13.1
Telecommunications	4,243	3,488	21.6
Amortization of intangibles	6,283	4,229	48.6
Other	40,422	31,267	29.3

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	219,656	170,739	28.7

Employment contract payments	329	115	n/m
Merger-related costs	3,480	6,239	n/m
Impairment (recovery) from write-down of assets	917	(277)	n/m
Charitable contribution to foundation	683	—	n/m
Conservation grant of land	—	3,350	n/m
Loss on early extinguishment of debt	2,015	1,429	n/m

Non-operating noninterest expenses	7,424	10,856	n/m

Total noninterest expenses	227,080	181,595	25.0

Income before income taxes and discontinued operations	127,454	138,759	(8.1)
Income tax expense	40,840	42,480	(3.9)
Discontinued operations, net of income tax	(396)	(165)	n/m

Net income	$86,218	$96,114	(10.3)%

SHARE DATA:
Net income per common share, basic	$1.18	$1.54	(23.4)%
Net income per common share, diluted	1.16	1.50	(22.7)
Cash dividends declared per common share	0.48	0.45	6.7
Average common shares outstanding, basic	72,921,265	62,470,768	16.7
Average common shares outstanding, diluted	74,294,427	64,019,889	16.0
Financial Highlights, 6

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(dollars in thousands, except share data) (unaudited)

				% Change 9/30/05 vs.
		(Restated)	(Restated)	(Annualized)
	9/30/05	6/30/05	9/30/04	6/30/05	9/30/04

BALANCE SHEET (Period End)
Cash and due from banks	$264,979	$269,996	$210,125	(7.4)%	26.1%
Interest-bearing bank balances	14,165	21,643	850	(137.1)	1,566.5
Securities	4,033,597	4,325,967	4,308,485	(26.8)	(6.4)
Loans held for sale	59,135	41,427	21,933	169.6	169.6
Loans held for investment	9,293,031	8,966,337	7,984,824	14.5	16.4
Allowance for loan losses	(107,381)	(105,552)	(96,318)	6.9	11.5

Net loans	9,244,785	8,902,212	7,910,439	15.3	16.9

Premises and equipment, net	186,970	183,189	163,428	8.2	14.4
Intangible assets	692,796	693,541	610,347	(0.4)	13.5
Other assets	508,760	490,658	453,444	14.6	12.2

Total assets	$14,946,052	$14,887,206	$13,657,118	1.6%	9.4%

Noninterest-bearing deposits	$1,508,370	$1,466,803	$1,222,467	11.2%	23.4%
Interest-bearing deposits	7,617,649	7,406,999	6,590,443	11.3	15.6

Total deposits	9,126,019	8,873,802	7,812,910	11.3	16.8
Federal funds purchased and repurchase agreements	1,336,114	1,328,931	1,753,660	2.1	(23.8)
Other short-term borrowings	44,649	113,798	51,648	(241.1)	(13.6)
Long-term debt	2,751,268	2,901,532	2,543,532	(20.5)	8.2
Other liabilities	183,555	152,071	117,148	82.1	56.7

Total liabilities	13,441,605	13,370,134	12,278,898	2.1	9.5
Shareholders’ equity	1,504,447	1,517,072	1,378,220	(3.3)	9.2

Total liabilities and shareholders’ equity	$14,946,052	$14,887,206	$13,657,118	1.6%	9.4%

BALANCE SHEET (Averages)
(Averages — Three Months Ended)

Total assets	$14,945,151	$14,902,070	$13,173,844	1.1%	13.4%
Intangible assets	(691,881)	(656,066)	(551,625)	21.7	25.4

Tangible assets	14,253,270	14,246,004	12,622,219	0.2	12.9

Loans	9,138,137	8,706,276	7,617,721	19.7	20.0
Securities (excludes unrealized gains (losses) on available for sale securities)	4,290,472	4,731,121	4,313,121	(37.0)	(0.5)
Total earning assets	13,462,755	13,460,095	11,963,843	0.1	12.5
Interest-bearing liabilities	11,843,635	11,943,345	10,623,271	(3.3)	11.5
Total deposits	8,917,737	8,460,833	7,682,631	21.4	16.1
Shareholders’ equity	1,508,140	1,450,674	1,281,463	15.7	17.7
Intangible assets	(691,881)	(656,066)	(551,625)	21.7	25.4

Tangible equity	816,259	794,608	729,838	10.8	11.8

(Averages — Year to Date)

Total assets	$14,718,772	$14,603,708	$11,706,496	3.1%	25.7%
Intangible assets	(653,250)	(633,615)	(418,889)	12.3	55.9

Tangible assets	14,065,522	13,970,093	11,287,607	2.7	24.6

Loans	8,712,435	8,496,056	6,543,119	10.1	33.2
Securities (excludes unrealized gains (losses) on available for sale securities)	4,537,052	4,662,386	4,096,363	(10.7)	10.8
Total earning assets	13,278,459	13,184,784	10,658,607	2.8	24.6
Interest-bearing liabilities	11,778,612	11,745,564	9,529,139	1.1	23.6
Total deposits	8,452,470	8,215,982	6,604,643	11.4	28.0
Shareholders’ equity	1,451,632	1,422,911	1,090,039	8.0	33.2
Intangible assets	(653,250)	(633,615)	(418,889)	12.3	55.9

Tangible equity	798,382	789,296	671,150	4.6	18.9

Financial Highlights, 7

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — APPENDIX A
Summary of Financial Results as Restated for Accounting Treatment of Derivatives
(dollars in thousands)(unaudited)

	Second Quarter 2005
	As	Change
	Originally	Increase/	As	Second Quarter 2005
	Reported	(Decrease)	Restated	Non-operating	Operating

INCOME STATEMENT
Interest income (tax-equivalent)	$186,298	$—	$186,298	$—	$186,298
Interest expense	78,048	4,568	82,616	—	82,616

Net interest income (tax equivalent)	108,250	(4,568)	103,682	—	103,682
Less: tax equivalent adjustment	1,397	—	1,397	—	1,397

Net interest income	106,853	(4,568)	102,285	—	102,285
Provision for loan losses	9,944	—	9,944	—	9,944

Net interest income after provision for loan losses	96,909	(4,568)	92,341	—	92,341

Noninterest income:
Other operating noninterest income	25,513	—	25,513	—	25,513
Net cash settlement of interest rate swaps	—	3,534	3,534	—	3,534

Operating noninterest income	25,513	3,534	29,047	—	29,047
Change in fair value of interest rate swaps	—	22,277	22,277	22,277	—
(Loss) gain on sale of available for sale securities	(1,503)	—	(1,503)	(1,503)	—
Gain (loss) on equity investments	650	—	650	650	—

Total noninterest income	24,660	25,811	50,471	21,424	29,047
Operating noninterest expenses	73,221	—	73,221	—	73,221
Employment contract payments	222	—	222	222	—
Merger-related costs	2,194	—	2,194	2,194	—
Impairment from write-down of assets	917	—	917	917	—
Loss on early extinguishment of debt	2,981	—	2,981	2,981	—

Total noninterest expenses	79,535	—	79,535	6,314	73,221

Income before income taxes	42,034	21,243	63,277	15,110	48,167
Income tax expense	13,661	6,904	20,565	4,911	15,654

Net Income	$28,373	$14,339	$42,712	$10,199	$32,513

Average common shares outstanding, diluted	74,421,103		74,421,103		74,421,103
Diluted Earnings Per Share:
GAAP	$0.38	$0.19	$0.57
Operating	$0.45	$(0.01)			$0.44

	First Quarter 2005
	As	Change
	Originally	Increase/	As	First Quarter 2005
	Reported	(Decrease)	Restated	Non-operating	Operating

INCOME STATEMENT
Interest income (tax-equivalent)	$171,575	$—	$171,575	$—	$171,575
Interest expense	66,348	5,652	72,000	—	72,000

Net interest income (tax equivalent)	105,227	(5,652)	99,575	—	99,575
Less: tax equivalent adjustment	1,326	—	1,326	—	1,326

Net interest income	103,901	(5,652)	98,249	—	98,249
Provision for loan losses	10,962	—	10,962	—	10,962

Net interest income after provision for loan losses	92,939	(5,652)	87,287	—	87,287

Noninterest income:
Other operating noninterest income	23,798	—	23,798	—	23,798
Net cash settlement of interest rate swaps	—	4,737	4,737	—	4,737

Operating noninterest income	23,798	4,737	28,535	—	28,535
Change in fair value of interest rate swaps	—	(17,209)	(17,209)	(17,209)	—
(Loss) gain on sale of available for sale securities	234	—	234	234	—
Gain (loss) on equity investments	1,711	—	1,711	1,711	—

Total noninterest income	25,743	(12,472)	13,271	(15,264)	28,535
Operating noninterest expenses	66,987	—	66,987	—	66,987
Employment contract payments	(37)	—	(37)	(37)	—
Merger-related costs	305	—	305	305	—
Charitable contribution to foundation	683	—	683	683	—
Gain on early extinguishment of debt	(1,428)	—	(1,428)	(1,428)	—

Total noninterest expenses	66,510	—	66,510	(477)	66,987

Income before income taxes	52,172	(18,124)	34,048	(14,787)	48,835
Income tax expense	17,217	(5,981)	11,236	(4,932)	16,168
Discontinued operations, net of income tax	(396)	—	(396)	(396)	—

Net Income	$34,559	$(12,143)	$22,416	$(10,251)	$32,667

Average common shares outstanding, diluted	73,021,005		73,021,005		73,021,005
Diluted Earnings Per Share:
GAAP	$0.47	$(0.17)	$0.31
Operating	$0.46	$(0.01)			$0.45
Financial Highlights, 8

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — APPENDIX A
Summary of Financial Results as Restated for Accounting Treatment of Derivatives
(dollars in thousands)(unaudited)

		2nd Quarter	3rd Quarter
	3rd Quarter	2005	2004
	2005	(Restated)	(Restated)

Impact on Operating Ratios, Excluding Reclassification for Interest Rate Swaps (1)

NET INTEREST MARGIN

Net interest income (tax equivalent), excluding reclassification for swaps	$107,567	$107,216	$100,496
Less: Net cash settlement of interest rate swaps	(2,377)	(3,534)	(7,259)

Net interest income (tax equivalent)	$105,190	$103,682	$93,237

Average earning assets	$13,462,755	$13,460,095	$11,963,843

Net interest margin, excluding reclassification for swaps (2)	3.17%	3.19%	3.34%
Net interest margin (tax equivalent)	3.10%	3.09%	3.10%

OPERATING NONINTEREST INCOME

Operating noninterest income, excluding reclassification for swaps	$31,069	$25,513	$23,772
Add: Net cash settlement of interest rate swaps	2,377	3,534	7,259

Operating noninterest income	$33,446	$29,047	$31,031

Total operating revenue, excluding reclassification for swaps	138,636	132,729	124,268
Total operating revenue	138,636	132,729	124,268

Operating noninterest income as a % of total operating revenue, excluding reclassification for interest rate swaps	22.41%	19.22%	19.13%
Operating noninterest income as a % of total operating revenue	24.13%	21.88%	24.97%
(1) These operating performance ratios changed due to the reclassification of Net Cash Settlement of interest rate swaps from net interest income (tax-equivalent) to operating noninterest income. With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects accounting classifications to reflect those originally reported before the numbers were restated.
(2) Calculated as tax equivalent net interest income, excluding reclassification for interest rate swaps, as a % of average earning assets (annualized).
Financial Highlights, 9

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — APPENDIX A
Summary of Financial Results as Restated for Accounting Treatment of Derivatives
(dollars in thousands)(unaudited)

	Nine Months Ended
		(Restated)
	9/30/05	9/30/04

Impact on Operating Ratios, Excluding Reclassification for Interest Rate Swaps (1)

NET INTEREST MARGIN

Net interest income (tax equivalent), excluding reclassification for swaps	$319,095	$263,339
Less: Net cash settlement of interest rate swaps	(10,648)	(21,496)

Net interest income (tax equivalent)	$308,447	$241,843

Average earning assets	$13,278,459	$10,658,607

Net interest margin, excluding reclassification for interest rate swaps (2)	3.21%	3.30%
Net interest margin (tax equivalent)	3.11%	3.03%

OPERATING NONINTEREST INCOME

Operating noninterest income, excluding reclassification for swaps	$80,380	$67,061
Add: Net cash settlement of interest rate swaps	10,648	21,496

Operating noninterest income	$91,028	$88,557

Total operating revenue, excluding reclassification for swaps	399,475	330,400
Total operating revenue	399,475	330,400

Operating noninterest income as a % of total operating revenue, excluding reclassification for interest rate swaps	20.12%	20.30%
Operating noninterest income as a % of total operating revenue	22.79%	26.80%
(1) These operating performance ratios changed due to the reclassification of Net Cash Settlement of interest rate swaps from net interest income (tax-equivalent) to operating noninterest income. With the redesignation of the CD swap derivatives as hedges effective October 2005, TSFG expects accounting classifications to reflect those originally reported before the numbers were restated.
(2) Calculated as tax equivalent net interest income, excluding reclassification for interest rate swaps, as a % of average earning assets (annualized).
Financial Highlights, 10

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — APPENDIX A
Summary of Financial Results as Restated for Accounting Treatment of Derivatives
(dollars in thousands) (unaudited)

	Three Months Ended
	9/30/05
	excluding the reclassification
	for Interest Rate Swaps			9/30/05
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets
Loans (1)	$9,138,137	$149,788	6.50%	$9,138,137	$149,788	6.50%
Investment securities (taxable) (2)	3,883,705	41,657	4.26	3,883,705	41,657	4.26
Investment securities (nontaxable) (3)	406,767	4,574	4.46	406,767	4,574	4.46
Federal funds sold and interest-bearing bank balances	34,146	317	3.68	34,146	317	3.68

Total earning assets	13,462,755	196,336	5.79	13,462,755	196,336	5.79

Non-earning assets	1,482,396			1,482,396

Total assets	$14,945,151			$14,945,151

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$979,487	$2,533	1.03	$979,487	$2,533	1.03
Savings	193,518	151	0.31	193,518	151	0.31
Money market	2,690,104	16,819	2.48	2,690,104	16,819	2.48
Time deposits, excluding brokered deposits	2,254,868	17,863	3.14	2,254,868	17,863	3.14

Total interest-bearing customer deposits (4)	6,117,977	37,366	2.42	6,117,977	37,366	2.42
Brokered deposits	1,353,364	12,407	3.64	1,353,364	14,967	4.39

Total interest-bearing deposits	7,471,341	49,773	2.64	7,471,341	52,333	2.78
Borrowings	4,372,294	38,996	3.54	4,372,294	38,813	3.52

Total interest-bearing liabilities	11,843,635	88,769	2.97	11,843,635	91,146	3.05

Noninterest-bearing liabilities Noninterest-bearing deposits	1,446,396			1,446,396
Other noninterest liabilities	146,980			146,980

Total liabilities	13,437,011			13,437,011
Shareholders’ equity	1,508,140			1,508,140

Total liabilities and shareholders’ equity	$14,945,151			$14,945,151

Net interest margin (tax-equivalent)		$107,567	3.17%		$105,190	3.10%
Less: tax-equivalent adjustment (3)		1,601			1,601

Net interest income		$105,966			$103,589

Total cost of customer deposits (5)	7,564,373	37,366	1.96	7,564,373	37,366	1.96
Total cost of wholesale borrowings (6)	5,725,658	51,403	3.56	5,725,658	53,780	3.73
(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	Interest bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.

(5)	Customer deposits include total deposits less brokered deposits.

(6)	Wholesale borrowings include borrowings and brokered deposits.
Note: Average balances are derived from daily balances.
Financial Highlights, 11